Debt	6 Months Ended
Jun. 30, 2026
Debt [Abstract]
Debt

Note 10. Debt

Convertible Demand Notes Payable -former sponsors

In order to finance transaction costs in connection with the Merger (see Note 3), the former TLGY sponsors or an affiliate of the former sponsor or certain of its officers and directors loaned TLGY funds for operational use. The loans were categorized into two groups (1) working capital loans and (2) time extension funding loans. The convertible promissory notes were eligible for repayment at the closing of the Merger, without interest, or, at the lender’s discretion, up to $1,500,000 and $3,000,000 of the notes for the working capital loans and extension funding loan, respectively, were eligible for conversion at closing of the Merger into warrants at a price of $1.00 per warrant.

Upon consummation of the Merger, these convertible demand notes payable were neither repaid nor converted, resulting in a default with the terms of repayment and the Company’s assumption of the liability approximating $6.9 million.

On August 5, 2026, the Company executed a Promissory Note Restructuring Term Sheet which waived the Company’s default of payment of the outstanding obligations and restructured the repayment terms (See Notes 1 and 17).

As of June 30, 2026, the outstanding balance for working capital loans and time extension funding loans approximated $4.2 million and $2.7 million, respectively.

Demand Notes – Related Party

In October 2025, the Company received a loan of thirty-three (33) Ethereum – ETH Tokens (“ETH Tokens”), a decentralized digital currency operating on the Ethereum blockchain protocol. To begin operational activity, the Company staked the ETH Tokens on its validator platform. See Note 5. The Company issued short-term demand promissory notes (the “2025 Demand Notes”) to one of the Founders and an original investor in conjunction with the loan of 33 ETH Tokens to the Company. See Notes 5 and 6. The cost basis of the 2025 Demand Notes as of the date the ETH Tokens were loaned was $146,596. The outstanding 2025 Demand Notes are denominated in ETH Tokens are non-noninterest bearing and payable on demand by the return of the ETH Tokens within three days of notice of repayment by either the Company or the related parties. The Promissory Notes can be repaid at any time. Repayment shall be made by on-chain transfer to a public ETH wallet address designated in writing by the related parties. All repayments shall be applied first to payment in full of any costs incurred in the collection of any sum due under the Promissory Notes, including reasonable attorney’s fees, then to the payment in full of any late charges and finally to the reduction of the unpaid principal balance. The 2025 Demand Notes were adjusted to their fair value during the three and six months ended June 30, 2026 with the change of $17,659 and $46,116, respectively recognized in the condensed consolidated statements of operations.

On May 18, 2026, the Company issued short-term demand promissory notes aggregating $15,000 to the three stockholders in exchange for a cash infusion. On May 19, 2026, the Company issued two additional short-term demand promissory notes aggregating $24,000 to two of the three stockholders in exchange for additional funding. On June 10, 2026, two additional notes were issued totaling $28,000. As of June 30, 2026, the total outstanding demand promissory notes issued in 2026 and denominated in cash totaled $65,875. Excluding the promissory note for $1,125, these non-interest bearing notes were paid in full on July 2, 2026.